EXECUTION COPY

Exhibit 99.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 2, 2005 (this “Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and CITIZENS BANK OF MASSACHUSETTS and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by amending and restating in its entirety the following definitions contained in such section to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all of the Lenders, as reduced from time to time pursuant to the terms hereof, which Aggregate Commitment shall be, as of the First Amendment Effective Date, in the amount of $310,000,000; provided that, for all purposes of this Agreement (other than the definition of Available Commitment), the Aggregate Commitment shall be deemed to be $260,000,000 for each day other than any day during a Seasonal Availability Period.

“Applicable Fee Rate” means 0.375% per annum; provided that the Applicable Fee Rate on the amount by which the Aggregate Commitment exceeds $260,000,000, shall be, solely with respect to each day other than any day during a Seasonal Availability Period, 0.10% per annum.

(b) by adding the following new definitions in the proper alphabetical order:

“Excess Proceeds Termination Date” means the Business Day after the date on which the Parent shall have satisfied all of its obligations under Section 3.7 of the Parent Indenture such that the Parent shall not be required, after such date, to make an offer to repurchase Parent Notes as a result of the Propane Sale.

“Seasonal Availability Period” means, until the Facility Termination Date, any period of up to four consecutive months during the period from December 1 of each year through March 31 of the following year, which period may be initiated by written notice by the Borrower to the Agent given at least three Business Days, and not more than ten Business Days, prior to the first day of such period (the length of such period shall be specified in such notice (not exceeding four months) and may be terminated early by written notice to such effect by the Borrower to the Agent at least three Business Days prior to the effective date of such termination).

3. General Amendments to the Credit Agreement. The Credit Agreement is hereby amended by replacing each occurrence of the phrase “the first anniversary of the date of consummation of the Propane Sale” with the phrase “the Excess Proceeds Termination Date” each time such phrase appears in the definition of Permitted Acquisition and in Sections 6.16 and 6.28 of the Credit Agreement.

4. Amendment to Subsection 2.10(b) of the Credit Agreement. Subsection 2.10(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(b) LC Fees. The Borrower shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurodollar Loans in effect from time to time on the average daily undrawn stated amount under each Facility LC, such fee to be payable in arrears on each Payment Date (the “LC Fee”). The Borrower shall also pay to the LC Issuer for its own account (x) at the time of issuance of each Facility LC, a fronting fee of 0.250% per annum of the face amount of the Facility LC payable quarterly in arrears, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer’s standard schedule for such charges as in effect from time to time.”

5. Amendment to Section 6.20 of the Credit Agreement. Section 6.20 of the Credit Agreement is hereby amended by deleting the word “and” following the semicolon at the end of Section 6.20(h), by substituting a semicolon followed by the word “and” in lieu of the period at the end of Section 6.20(i) and inserting a new Section 6.20(j) to read as follows:

“(j) Investments as consideration in exchange for the sale by the Borrower of one terminal located at ROA Hook Road, Peekskill, NY and the following storage facilities located at 12 Colonial Road, Canton, CT, 65 Maple Avenue, Chester, NY, 108 W. Main Street, Clinton, NJ, 15 Richboynton Road, Dover, NJ, Route 23, Hamburg, NY, 3020 Burns Avenue, Wantaugh, NY, 8301 Lansdowne Avenue, Upper Darby, PA, 2579 South County Trail, East Greenwich, RI pursuant to Section 6.19(d) consisting of promissory notes issued by the buyer thereof pursuant to a purchase agreement between the Borrower and such buyer on terms and conditions reasonably acceptable to the Agent.”

6. Amendment to Subsection 6.25(a) of the Credit Agreement. Subsection 6.25(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(a) No Loan Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (i) the Obligations;

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(ii) Indebtedness secured by a Permitted Lien if the asset securing such Indebtedness has been sold or otherwise disposed of; (iii) Indebtedness permitted by Section 6.17(d) upon any refinancing thereof in accordance therewith; (iv) Indebtedness permitted by Section 6.17 (c), (e) and (g); (v) Propane Sale Proceeds Debt, so long as repaid in accordance with the terms of Section 6.19(c), (vi) Parent Notes that are repurchased with the proceeds of distributions made pursuant to clause (w) of the first sentence of Section 6.16(a) or are optionally repurchased with the proceeds of distributions made pursuant to clause (i)(z) of the second sentence of Section 6.16(a) and (vii) other Indebtedness in respect of the Parent Notes so long as, with respect to this clause (vii), (A) after giving pro forma effect to such voluntary purchase, redemption, defeasance or prepayment, Availability was not less than $40,000,000 (plus if such voluntary purchase, redemption, defeasance or prepayment is being made on or prior to the Excess Proceeds Termination Date, the Excess Proceeds Reserve Amount at such time) for any period of three consecutive days during the 12-month period ending on the date on which such voluntary purchase, redemption, defeasance or prepayment was made (it being understood and agreed that the Excess Proceeds Reserve Amount shall only be included, if applicable, until the Excess Proceeds Termination Date), (B) the Fixed Charge Coverage Ratio is at least 1.25 to 1.0 on a pro forma basis for such voluntary purchase, redemption, defeasance or prepayment, and (C) the Borrower Representative has delivered a certificate of an Authorized Officer attesting to the matters set forth in clauses (v)(A) and (B) above and showing in reasonable detail all calculations with respect thereto; provided that, notwithstanding the foregoing, in no event shall any voluntary purchase, redemption, defeasance or prepayment in respect of the Parent Notes be permitted on any day during any Seasonal Availability Period or the Business Day immediately following any Seasonal Availability Period.”

7. Amendment to Schedule I to the Credit Agreement. Schedule I to the Credit Agreement is hereby amended by deleting such Schedule I in its entirety and substituting in lieu thereof the Schedule I that is attached as Annex I to this Amendment.

8. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

9. Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) as of the date of receipt by the Agent of:

(a) counterparts of this Amendment duly executed by the Borrower, the other Loan Parties and the requisite Lenders, submitted by facsimile or electronic submission;

(b) an amendment fee and an upfront fee, pursuant to a separate agreement between the Borrower and the Agent, for the account of each Lender that delivers a counterpart of this Amendment on or before 5:00 p.m. New York time on November 2, 2005;

(c) all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

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10. Reference to and Effect on Loan Documents. On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

11. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

12. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY
STAR GAS LLC
STAR/PETRO, INC.
PETRO HOLDINGS, INC.
MEENAN OIL CO., INC.
MEENAN HOLDINGS OF NEW YORK, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
PETRO PLUMBING CORPORATION
MAXWHALE CORP.
ORTEP OF PENNSYLVANIA, INC.
RICHLAND PARTNERS, LLC
COLUMBIA PETROLEUM TRANSPORTATION, LLC
PETRO, INC.
MAREX CORPORATION
A.P. WOODSON COMPANY

By:
Name:
Title:

STAR GAS PARTNERS, L.P.

By: STAR GAS LLC, its General Partner

By:
Name:
Title:

Signature Page to First Amendment

MEENAN OIL CO. L.P.

By: MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as an LC Issuer,
Agent, Collateral Agent and Lender

By:
Name:
Title:

Signature Page to First Amendment

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

Signature Page to First Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

Signature Page to First Amendment

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

Signature Page to First Amendment

CITIZENS BANK OF MASSACHUSETTS, as Lender

By:
Name:
Title:

Signature Page to First Amendment

WELLS FARGO FOOTHILL, LLC, as Lender

By:
Name:
Title:

Signature Page to First Amendment

SOCIETE GENERALE, as Lender

By:
Name:
Title:

Signature Page to First Amendment

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

Signature Page to First Amendment

ALLIED IRISH BANKS, P.L.C., as Lender

By:
Name:
Title:

Signature Page to First Amendment

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

Signature Page to First Amendment

CITIBANK, N.A., as Lender

By:
Name:
Title:

Signature Page to First Amendment

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment

RZB FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment

BANK LEUMI USA, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment

Annex I

to First Amendment

Schedule I

Commitments

Lender Name	Amended Commitment
JPMorgan Chase Bank, N.A.	$39,519,231
Bank of America, N.A.	$39,519,231
Congress Financial Corporation	$39,519,231
General Electric Capital Corporation	$39,519,231
Citizens Bank of Massachusetts	$30,000,000
Wells Fargo Foothill, LLC	$23,846,153
Société Générale	$20,269,231
LaSalle Bank National Association	$20,269,231
Allied Irish Bank, p.l.c.	$13,250,000
PNC Bank, National Association	$13,250,000
Citibank, N.A.	$8,000,000
Israel Discount Bank of New York	$8,000,000
RZB Finance LLC	$9,538,462
Bank Leumi USA	$8,000,000
Total	$310,000,000